                               AMENDMENT NO. 1 TO
                    AMENDED AND RESTATED MULTIPLE CLASS PLAN
                                       OF
            AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                    AMERICAN CENTURY GOVERNMENT INCOME TRUST
                    AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                        AMERICAN CENTURY INVESTMENT TRUST
                        AMERICAN CENTURY MUNICIPAL TRUST
                    AMERICAN CENTURY TARGET MATURITIES TRUST
                   AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                       AMERICAN CENTURY MUTUAL FUNDS, INC.
               AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
                    AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

         THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED MULTIPLE CLASS PLAN is
made as of the 31st day of December, 2002, by each of the above named corporations (the "Issuers"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Amended and Restated Multiple
Class Plan.

                                    RECITALS

         WHEREAS, the Issuers are parties to a certain Amended and Restated
Multiple Class Plan dated as of September 3, 2002 (the "Plan"); and

         WHEREAS, the Tax-Free Bond Fund of American Century Municipal Trust has
added an Institutional class of shares (the "New Class"); and

         WHEREAS, the parties desire to amend the Plan to adopt the Plan on behalf of the New Class.

         NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

         1.       American Century Municipal Trust. hereby adopts the Plan on behalf of the New Class, in accordance with Rule 18f-3 under the 1940 Act and on the terms and conditions contained in the
                  Plan.

         2.       Schedule A to the Plan is hereby amended by deleting the text thereof in its entirety and inserting in lieu therefor the
                  Schedule A attached hereto.

         3.       After the date hereof, all references to the Plan shall be deemed to mean the Amended and Restated Multiple Class Plan, as amended by Amendment No. 1.

         4.       In the event of a conflict between the terms of this Amendment
                  No.1 and the Plan, it is the intention of the parties that the terms of this Amendment No. 1 shall control and the Plan shall be interpreted on that basis. To the extent the provisions of the Plan have not been amended by this Amendment No. 1, the parties hereby confirm and ratify the Plan.

         5.       This Amendment No. 1 may be executed in two or more
                  counterparts, each of which shall be an original and all of which together shall constitute one instrument.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 as of the date first above written.

                           AMERICAN CENTURY CALIFORNIA TAX-FREE AND
                           MUNICIPAL FUNDS
                           AMERICAN CENTURY GOVERNMENT INCOME TRUST
                           AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                           AMERICAN CENTURY INVESTMENT TRUST
                           AMERICAN CENTURY MUNICIPAL TRUST
                           AMERICAN CENTURY TARGET MATURITIES TRUST
                           AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                           AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                           AMERICAN CENTURY MUTUAL FUNDS, INC.
                           AMERICAN CENTURY STRATEGIC ASSET
                           ALLOCATIONS, INC.
                           AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

                             By:    /s/Charles A. Etherington
                             Name:  Charles A. Etherington
                             Title: Vice President

                                                    SCHEDULE A

                                Companies and Funds Covered by this Multiclass Plan
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ----------
                                                             Investor    Institu-     Advisor      A       B        C     C Class II
                    Fixed Income Funds                        Class       tional       Class     Class   Class    Class
                                                                           Class
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ----------
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ----------
American Century California Tax-Free and Municipal Funds
*        California High-Yield Municipal
*        California Tax-Free Money Market Fund                 Yes          No          No        Yes     Yes      Yes        Yes
*        California Intermediate-Term Tax-Free                 Yes          No          No        No       No      No         No
*        California Long-Term Tax-Free                         Yes          No          No        No       No      Yes        No
*        California Limited-Term Tax-Free Fund                 Yes          No          No        No       No      Yes        No
                                                               Yes          No          No        No       No      No         No
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ----------
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ----------
American Century Government Income Trust
*        Ginnie Mae Fund
*        Government Agency Money Market Fund                   Yes          No          Yes       No       No      Yes        No
*        Government Bond Fund                                  Yes          No          Yes       No       No      No         No
*        Short-Term Government Fund                            Yes          No          Yes       No       No      No         No
*        Capital Preservation Fund                             Yes          No          Yes       No       No      No         No
*        Inflation-Adjusted Bond Fund                          Yes          No          No        No       No      No         No
                                                               Yes          Yes         Yes       No       No      No         No
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ----------
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ----------
American Century International Bond Funds
*        International Bond Fund
                                                               Yes          No          Yes       No       No      No         No
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ----------
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ----------
American Century Investment Trust
*        Diversified Bond Fund                                 Yes          Yes         Yes       Yes     Yes      Yes       Yes
*        Premium Money Market Fund                             Yes          No          No        No      No       No        No
*        Prime Money Market Fund                               Yes          No          Yes       Yes     Yes      Yes       Yes
*        High-Yield Fund                                       Yes          No          Yes       Yes     Yes      Yes       Yes
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ----------
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ----------
American Century Municipal Trust
*        Arizona Municipal Bond Fund                           Yes          No          No        No       No      Yes        No
*        Florida Municipal Bond Fund                           Yes          No          No        No       No      Yes        No
*        High-Yield Municipal Fund                             Yes          No          No        Yes      Yes     Yes        Yes
*        Tax-Free Bond Fund                                    Yes          Yes         No        No       No      Yes        No
*        Tax-Free Money Market Fund                            Yes          No          No        No       No      No         No
*        Florida Municipal Money Market Fund                   Yes          No          No        No       No      No         No
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ----------
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ----------
American Century Target Maturities Trust
*        Target 2005 Fund
*        Target 2010 Fund                                      Yes          No          Yes       No       No      No         No
*        Target 2015 Fund                                      Yes          No          Yes       No       No      No         No
*        Target 2020 Fund                                      Yes          No          Yes       No       No      No         No
*        Target 2025 Fund                                      Yes          No          Yes       No       No      No         No
*        Target 2030 Fund                                      Yes          No          Yes       No       No      No         No
                                                               Yes          No          Yes       No       No      Yes        No
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- ----------

----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- -----------
                                                             Investor    Institu-     Advisor      A       B        C     C Class II
                       Equity Funds                           Class       tional       Class     Class   Class    Class
                                                                           Class
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- -----------
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- -----------
American Century Quantitative Equity Funds
*        Equity Growth Fund
*        Income & Growth Fund                                  Yes          Yes         Yes       No       No      Yes        No
*        Global Gold Fund                                      Yes          Yes         Yes       No       No      Yes        No
*        Small Cap Quantitative Fund                           Yes          No          Yes       No       No      No         No
*        Utilities Fund                                        Yes          Yes         Yes       No       No      No         No
*        Global Natural Resources Fund                         Yes          No          Yes       No       No      No         No
                                                               Yes          No          Yes       No       No      No         No
-----------------------------------------------------------
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- -----------
American Century Capital Portfolios, Inc.
*        Equity Income Fund
*        Value Fund                                            Yes          Yes         Yes       No       No      Yes        No
*        Real Estate Fund                                      Yes          Yes         Yes       Yes      Yes     Yes        Yes
*        Small Cap Value Fund                                  Yes          Yes         Yes       No       No      No         No
*        Equity Index Fund                                     Yes          Yes         Yes       No       No      Yes        No
*        Large Company Value Fund                              Yes          Yes         No        No       No      No         No
                                                               Yes          Yes         Yes       Yes      Yes     Yes        Yes
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- -----------
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- -----------
American Century Mutual Funds, Inc.
*        Balanced Fund                                         Yes          Yes         Yes       No       No      No         No
*        Growth Fund                                           Yes          Yes         Yes       No       No      Yes        No
*        Heritage Fund                                         Yes          Yes         Yes       No       No      Yes        No
*        Select Fund                                           Yes          Yes         Yes       Yes      Yes     Yes        Yes
*        Ultra Fund                                            Yes          Yes         Yes       No       No      Yes        No
*        Veedot Fund                                           Yes          Yes         Yes       No       No      No         No
*        Vista Fund                                            Yes          Yes         Yes       No       No      Yes        No
*        Giftrust Fund                                         Yes          No          No        No       No      No         No
*        New Opportunities Fund                                Yes          No          No        No       No      No         No
*        Tax-Managed Value Fund                                Yes          Yes         Yes       No       No      No         No
*        Veedot Large-Cap Fund                                 Yes          Yes         Yes       No       No      No         No
*        New Opportunities II Fund                             Yes          Yes         No        Yes      Yes     Yes        Yes
*        Large Company Growth Fund                             Yes          Yes         Yes       Yes      Yes     Yes        No
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- -----------
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- -----------
American Century Strategic Asset Allocations, Inc.
*        Strategic Allocation: Aggressive Fund
*        Strategic Allocation: Conservative Fund               Yes          Yes         Yes       No       No      Yes        No
*        Strategic Allocation: Moderate Fund                   Yes          Yes         Yes       No       No      No         No
                                                               Yes          Yes         Yes       No       No      Yes        No

----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- -----------
                                                             Investor    Institu-     Advisor      A       B        C     C Class II
                       Equity Funds                           Class       tional       Class     Class   Class    Class
                                                                           Class
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- -----------
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- -----------
American Century World Mutual Funds, Inc.
*        Emerging Markets Fund
*        Global Growth Fund                                    Yes          Yes         Yes       No       No      Yes        No
*        International Growth Fund                             Yes          Yes         Yes       No       No      Yes        No
*        International Discovery Fund                          Yes          Yes         Yes       Yes      Yes     Yes        Yes
*        Life Sciences Fund                                    Yes          Yes         Yes       No       No      No         No
*        Technology Fund                                       Yes          Yes         Yes       No       No      Yes        No
*        International Opportunities Fund                      Yes          Yes         Yes       No       No      Yes        No
*        European Growth Fund                                  Yes          Yes         No        No       No      No         No
                                                               Yes          Yes         Yes       No       No      Yes        No
----------------------------------------------------------- ----------- ------------ ---------- -------- ------- -------- -----------

         By:    /s/Charles A. Etherington
         Name:  Charles A. Etherington
         Title: Vice President
         Date:  December 31, 2002